Related-party transactions (Tables)	12 Months Ended
Dec. 31, 2025
Related-party transactions
Schedule of compensation awarded to members of executive team

	December 31,	December 31,	December 31,
(in thousands of euros)	2023	2024	2025
Short-term benefits	1,995	2,181	2,563
Post-employment benefits	101	71	(397)
Other long-term benefits	—	—	—
End of contract indemnities	—	—	—
Share-based payment	1,584	1,296	10,274
Net total	3,680	3,548	12,440